Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE HIGH INCOME FUND

Institutional Class

Supplement dated June 20, 2008, to the Prospectus dated April 1, 2008, as previously supplemented May 30, 2008, and April 8, 2008.

High Income Fund

The following information replaces the “Shareholder Fees” table in the section entitled “Fees and Expenses” for the High Income Fund on page 15 of the Prospectus:

Shareholder Fees (fees paid directly from your investments)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None
Redemption Fee[1]	2.00%

1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled “Redemption Fees” for further information.

IFIT078/P1004S2